                                                                    EXHIBIT 10.2

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                      GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

                                   GPX CORP.

                        ________________________________



                                AMENDMENT NO. 2

                          DATED AS OF AUGUST 31, 1998

                                       TO

                  NOTE AGREEMENT DATED AS OF JANUARY 31, 1996
         $25,000,000 6.45% SENIOR NOTES, SERIES A, DUE JANUARY 31, 2002 $50,000,000 6.76% SENIOR NOTES, SERIES B, DUE JANUARY 31, 2002


                        ________________________________



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

                       AMENDMENT NO. 2 TO NOTE AGREEMENT



          THIS AMENDMENT NO. 2 TO NOTE AGREEMENT dated as of August 31, 1998 (this "AMENDMENT"), is entered into by and between GLOBAL INDUSTRIAL TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), and GPX CORP., a Nevada corporation ("GPX," and together with the Company, the "CO-MAKERS"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("PRUDENTIAL") and PRINCIPAL LIFE INSURANCE COMPANY (formerly Principal Mutual Life Insurance Company) ("PRINCIPAL LIFE") (collectively, the "PURCHASERS").

                                    RECITALS
                                    --------

     A. The Co-Makers and the Purchasers entered into a Note Agreement dated as of January 31, 1996 (as amended by Amendment No. 1 dated June 20, 1996, and as further amended, supplemented or otherwise modified from time to time, the "NOTE AGREEMENT"), pursuant to which the Co-Makers issued and sold to the Purchasers and the Purchasers purchased, on the terms and conditions therein set forth, the Co-Makers' 6.45% Senior Notes, Series A, due January 31, 2002 in the aggregate amount of $25,000,000 and the Co-Makers' 6.76% Senior Notes, Series B, Due January 31, 2002 in the aggregate amount of $50,000,000 (the "SERIES A NOTES" and the "SERIES B NOTES", respectively, and collectively the "NOTES"). Principal Life remains the holder of 100% of the outstanding principal amount of the Series A Notes. Prudential remains the holder of 100% of the outstanding principal amount of the Series B Notes.

     Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Note Agreement.

     B. The Co-Makers and Chase Bank of Texas, N.A., Bank of America National Trust and Savings Association, ABN Amro Bank N.V., The Chase Manhattan Bank and the other financial institutions party thereto (collectively, the "BANKS") have entered into a Credit Agreement dated as of August 31, 1998 (as the same may be amended, modified, or supplemented from time to time, the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed to extend credit to the Co-Makers in the form of revolving credit advances not to exceed an aggregate principal amount of $215,000,000.

     C. The Co-Makers desire that the obligations of certain of the Restricted Subsidiaries of the Company under Guaranties executed and delivered in connection with the Credit Agreement (the "BANK GUARANTIES") be excluded from "Priority Debt" for purposes of the Note Agreement.

     D. The Restricted Subsidiaries (including GPX) that have executed Bank Guaranties and the Company (collectively, the "GUARANTORS") have agreed to execute Guaranties in respect of the Co-Makers' obligations under the Notes.

     E. The Guarantors, the Banks, and the Purchasers have executed a Sharing Agreement dated as of August 31, 1998.

     F. In furtherance of the foregoing, the Co-Makers and the Purchasers now desire to amend the Note Agreement in the respects, but only in the respects, hereinafter set forth.

     NOW, THEREFORE, the Co-Makers and the Purchasers, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do hereby agree as follows:

     SECTION 1. AMENDMENT OF THE NOTE AGREEMENT. The Note Agreement is hereby amended as follows:

     (a) Paragraphs 5A(i) and 5A(ii) of the Note Agreement are amended by the addition of the phrase "(other than Aken)" after the phrase "Unrestricted Subsidiaries" in subclause (B) of each of paragraph 5A(i) and paragraph 5A(ii).

     (b) Paragraph 5A is further amended by deleting the paragraph number and punctuation "6C," from the fourth line of the text immediately following paragraph 5A(vi).

     (c)  The following new paragraphs 5K and 5L are added to the Note
Agreement:

          5K.    FURTHER ASSURANCES.  Each of the Co-Makers will, and will cause each Subsidiary to, execute and deliver such further agreements and instruments and take such further action as may be reasonably requested by the Required Holders to carry out the provisions and purposes of this Note Agreement, the Notes, any Guaranty executed and delivered by any Guarantor and any other instrument or agreement executed and delivered pursuant to or in connection with any of the foregoing (the "NOTE DOCUMENTS"). Without in any way limiting the foregoing, if at any time any Subsidiary which is not a Guarantor guarantees any Debt of the Company or GPX under the Credit Agreement, the Co-Makers shall cause such Subsidiary (which Subsidiary shall then be deemed to be a Restricted Subsidiary) to execute and deliver a Guaranty in form and substance identical to the Guaranty Agreement attached as Exhibit E-1, pursuant to which each such Subsidiary guarantees the prompt payment and performance in full of the Notes and all other obligations under the Note Agreement and the other Note Documents and subordinates any and all Debt of any Co-Maker or any Subsidiary to such Guarantor, together with such legal opinions, corporate and partnership documents and certificates as the Purchasers or their counsel may require in connection therewith.

          5L. OTHER INFORMATION. Each of the Co-Makers will, and will cause each Subsidiary to, deliver to the Purchasers copies of any and all information provided to any of its lenders (including, without limitation, the Banks) under the terms of any loan, credit, or similar agreement to which either Co-Maker is a party (including, without limitation, the Credit Agreement) at the same time as such information is delivered to such lenders.

     (d) Paragraphs 6B and 6C of the Note Agreement are amended in their entirety to read as follows:

          "6B. LIMITATION ON CONSOLIDATED TOTAL DEBT. The Company will not and will not permit any Restricted Subsidiary to create, incur, assume, or suffer to exist any Debt if Consolidated Total Debt will (i) at any time during the period commencing July 1, 1998 and ending June 30, 1999, exceed 55% of Total Capitalization; (ii) at any time during the period commencing July 1, 1999 and ending June 30, 2001, exceed 50% of Total Capitalization; or (iii) at any time after June 30, 2001, exceed 47.5% of Total Capitalization.

          6C.  INTENTIONALLY DELETED."

     (e) Paragraph 6E(v) of the Note Agreement is amended by the addition at the end of the paragraph, prior to the semicolon, of the following phrase:

          ", provided that such Liens secure the Notes and the other obligations of the Co-Makers under this Agreement and the other Note Documents equally and ratably with all other Debt secured thereby pursuant to documentation reasonably satisfactory to the Required Holders"

     (f) Paragraph 6G(a) of the Note Agreement is replaced with the following new paragraphs (a) and (b), and existing paragraphs (b) and (c) are renumbered
(c) and (d):

          "(a) any Restricted Subsidiary which is a Guarantor may merge with the Company or another wholly-owned Restricted Subsidiary which is a Guarantor;

          (b) any Restricted Subsidiary which is not a Guarantor may merge with any other Restricted Subsidiary which is not a Guarantor;"

     (g) Paragraph 7A(ii) of the Note Agreement is amended by the replacement of the phrase "Business Days" in the second line with the phrase "calendar days".

     (h) Paragraph 7A(iii) of the Note Agreement is amended (i) by the addition of the phrase "(other than Aken Debt)" between the phrases "money borrowed" and "(or any Capitalized Lease" in the third line; (ii) by the addition of the phrase "or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause," after the phrase "such failure or other event is to cause" in the twelfth line; by the addition of the phrase "provided that if any such failure or other event shall be waived or cured (as evidenced by a writing from such holder or holders of such obligation or any Person acting on behalf of such holder or holders) then, to the extent of such waiver or cure, the Default or Event of Default hereunder by reason of such failure or other event shall be deemed likewise to have been thereupon waived or cured except to the extent such failure or other event otherwise constitutes a Default or Event of Default under any provision of this Agreement other than this Paragraph 7A(iii);" between the words "maturity," and "provided" in the fourteenth line; by the addition of the phrase "or permitting" between the words "causing" and "acceleration" in the sixteenth line; and (iii) by the replacement of the phrase "exceeds $5,000,000" with the phrase "exceeds $10,000,000" in the seventeenth line.

     (i) Paragraph 7A(v) of the Note Agreement is amended in its entirety to read as follows:

          (v)(a) the Company fails to perform or observe any term, covenant or agreement contained in paragraphs 6A or 6B, or (b) the Company fails to perform or observe any other term, covenant or agreement contained in paragraph 6 and such failure shall continue for five (5) calendar days;

     (j) Paragraph 7A(xi) of the Note Agreement is amended by the replacement of the phrase "60 days" in the third line thereof with the phrase "30 days".

     (k) Paragraph 7A(xii) of the Note Agreement is amended by the replacement of the number "$7,500,000" in the second line thereof with the number "$15,000,000".

     (l) Paragraph 7A of the Note Agreement is amended by the addition of the following new paragraph (xiii) immediately after paragraph (xii) thereof:

          "(xiii) This Agreement or any Guaranty shall cease to be in full force and effect or shall be declared null or void, or the validity or enforceability thereof shall be contested or challenged by either Co-Maker, any Guarantor or any other Subsidiary or any of their respective shareholders, or any Co-Maker, Guarantor or any other Subsidiary shall deny that it has any further liability or obligations under this Agreement or any Guaranty; or ";

and by renumbering existing paragraph (xiii) as paragraph (xiv).

     (m) The definition of "RESTRICTED SUBSIDIARY" in paragraph 10B of the Note Agreement is amended by the addition of the following phrase at the end of such paragraph, immediately preceding the period:

          "or (e) such Subsidiary guarantees or is required pursuant to paragraph 5K to guarantee the Notes and the other obligations of the Co-Makers under this Agreement and the other Note Documents. For purposes hereof, GPX shall always be a Restricted Subsidiary".

     (n) Paragraph 10B of the Note Agreement is amended to read as follows with respect to the following defined terms:

          "SUBSIDIARY" shall mean (i) any corporation of which at least 51% of the total combined voting power of all classes of outstanding Voting Stock of which shall, at the time as of which any determination is being made, be owned or controlled by the Company either directly or through Subsidiaries; and (ii) any other entity (a) of which at least a majority of the ownership, equity, or voting interests is at the time directly or indirectly owned or controlled by one or more of the Co-Makers and the Subsidiaries and (b) which is treated as a subsidiary in accordance with GAAP.

          "TOTAL CAPITALIZATION" shall mean the sum of (i) Funded Debt and Current Debt of the Company and its Restricted Subsidiaries, and (ii) Consolidated Tangible Net Worth.

     (o) Paragraph 10B of the Note Agreement is amended by inserting the following new defined terms in the appropriate alphabetical order within such paragraph:

          "AKEN" shall mean Magnesitwerk Aken GmbH.

          "AKEN DEBT" shall mean the indebtedness of Aken, which indebtedness is non-recourse to the Company.

          "BANKS" shall mean Chase Bank of Texas, N.A., Bank of America National Trust and Savings Association, ABN Amro Bank, N.V., The Chase Manhattan Bank and the other financial institutions party to the Credit Agreement.

          "CONSOLIDATED TOTAL DEBT" shall mean total Debt of the Company and its Restricted Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

          "CREDIT AGREEMENT" shall mean the Credit Agreement dated as of August 31, 1998 between the Co-Makers and the Banks, as the same may be amended, modified, or supplemented from time to time.

          "GUARANTY" means the Guaranty in the form of Exhibit E-1 hereto, executed by each of the Guarantors other than the Co-Makers, and the Guaranty in the form of Exhibit E-2 hereto, executed by each of the Co-Makers, pursuant to the terms of paragraph 5K, as the same may be amended, modified, or supplemented from time to time.

          "GUARANTOR" shall mean the Company and any Subsidiary that at any time
executes a Guaranty in   favor of the holders of the Notes.

          "NOTE DOCUMENTS" shall have the meaning specified in paragraph 5K.

     (p) New Exhibits E-1 and E-2, in the forms attached hereto, are added to the Note Agreement.

          SECTION 2. EFFECTIVENESS OF AMENDMENT TO PARAGRAPH 7A(III). The addition of the language to paragraph 7A(iii) effected in Section 1(h)(ii) of this Amendment shall remain effective from and after the Effective Date only for so long as the Credit Agreement contains the same or substantially similar language regarding the ability to accelerate the Co-Makers' obligations under the Credit Agreement. If the Credit Agreement is changed to delete such language and satisfactory evidence thereof is provided to the Required Holders, the amendment effected in Section 1(h)(ii) described in this Section 2 with respect to paragraph 7A(iii) shall cease to be effective.

          SECTION 3. EFFECTIVE DATE. This Amendment shall become effective on the date hereof (the "EFFECTIVE DATE"), subject in all cases to the following having been received by and being satisfactory to the Purchasers:

     (a) duly executed counterparts of this Amendment;

     (b) duly executed counterparts of each Guaranty executed and delivered by the Guarantors and the Co-Makers;

     (c) certificates of the Secretary or Assistant Secretary of each of the Guarantors and the Co-Makers attaching and certifying copies of (i) the certificate of incorporation of such Guarantor or Co-Maker, as the case may be,
(ii) the bylaws of such Guarantor or Co-Maker, as the case may be, (iii) the resolutions of the board of directors of such Guarantor authorizing the execution, delivery and performance of its Guaranty; (iv) the resolutions of the board of directors of each Co-Maker authorizing the execution, delivery, and performance of the Amendment; and (v) the name, title and true signature of each officer of such Guarantor or Co-Maker, as the case may be, executing the Amendment or the applicable Guaranty; and

     (d) a favorable opinion of Graham L. Adelman, Esq., general counsel of the Company, counsel for the Co-Makers and the Guarantors, satisfactory to the Purchasers and the Purchasers' special counsel and addressing such matters as the Purchasers may request;

     (e) evidence satisfactory to the Purchasers that the Purchasers' special counsel has received its fees, charges and disbursements charged or incurred in connection with the preparation, negotiation, execution and delivery of this Amendment, the Guaranties, and any other documents executed and delivered contemporaneously herewith or therewith, to the extent such fees, charges and disbursements are reflected in a statement of such special counsel tendered to the Co-Makers at least one Business Day prior to the execution of this Amendment.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. In order to induce the Purchasers to enter into this Amendment, each of the Co-Makers represents and warrants as follows:

     (a) Organization.  The Company is a corporation duly organized and validly
         ------------
existing in good standing under the laws of the State of Delaware. GPX is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada. Each other Guarantor is a corporation duly organized and validly existing in good standing under the laws of the state of its incorporation.

     (b) Power and Authority.  Each of the Co-Makers and each Guarantor has all
         -------------------
requisite corporate power to execute, deliver and perform its obligations under this Amendment and under the Guaranty executed by it. The execution, delivery and performance by the Co-Makers of this Amendment and by the Guarantors of their respective Guaranties have been duly authorized by all requisite corporate action on the part of each of the Co-Makers or such Guarantors, as the case may
be.   Each of the Co-Makers has duly executed and delivered this Amendment, and this Amendment constitutes the legal, valid and binding obligation of each of the Co-Makers, enforceable against the Co-Makers in accordance with its terms. Each of the Guarantors has duly executed and delivered its Guaranty, and such Guaranty constitutes the legal, valiud and binding obligation of such Guarantor, enforceable against it in accordance with its terms.

     (c) No Conflicts.  Neither the execution and delivery of  this Amendment by
         ------------
the Co-Makers or of the Guaranties by the Guarantors, nor the consummation of the transactions contemplated hereby, nor fulfillment of nor compliance with the terms and provisions thereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any security interest, lien or other encumbrance upon any of the properties or assets of the Co-Makers or the Guarantors pursuant to the certificate of incorporation or bylaws of the Co-Makers or the Guarantors, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Co-Makers or the Guarantors are subject.

     (d) Consents.  Neither the nature of the business conducted by the Co-
         --------
Makers, nor any of its properties, nor any relationship between the Co-Makers and any other Person, nor any circumstance in connection with the transactions contemplated by this [First] Amendment is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental body or any other Person in connection with the execution and delivery of this Amendment or fulfillment of or compliance with the terms and provisions hereof.

     (e) No Event of Default or Default.  Immediately following the
         ------------------------------
effectiveness of this Amendment, no Event of Default or Default exists.

     (f) Other.  All representations and warranties of the Co-Makers in the
         -----
Credit Agreement are true and correct on the date hereof, as though made on and as of such date.


     SECTION 5.  MISCELLANEOUS.

     (a) References to Note Agreement.   Upon and after the Effective Date, each
         ----------------------------
reference to the Note Agreement in each document relating thereto shall mean and be a reference to such Note Agreement as amended by this Amendment.

     (b) Ratification and Confirmation.   Except as specifically amended herein,
         -----------------------------
the Note Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

     (c) No Waiver.  The execution, delivery and effectiveness of this Amendment
         ---------
shall not operate as a waiver of any right, power or remedy of any Purchaser or any other holder of Notes, nor constitute a waiver of any provision of the Note Agreement, the Notes or any other document relating thereto.

     (d) Expenses.   The Company confirms its agreement, pursuant to paragraph
         --------
11B of the Note Agreement, to pay promptly all expenses of Purchaser related to this Amendment and all matters contemplated hereby, including, without limitation, all fees and expenses of the Purchasers' special counsel.

     (E) GOVERNING LAW.   THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN
         -------------
ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, AND EACH OF THE PARTIES HERETO CHOOSES NEW YORK LAW TO
                                                              ========
GOVERN THIS AMENDMENT PURSUANT TO N.Y. GEN. OBLIG. LAW SECTION 5-1401 (CONSOL.
                                  ============================================
1995).
=====

     (f)  Counterparts.    This Amendment may be executed in counterparts
          ------------
(including those transmitted by facsimile), each of which shall be deemed an original and all of which taken together shall constitute one and the same document. Delivery of this Amendment may be made by facsimile transmission of a duly executed counterpart copy hereof.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment as of the date first above written.


                                    THE PRUDENTIAL INSURANCE
                                        COMPANY OF AMERICA



                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                    PRINCIPAL LIFE INSURANCE COMPANY


                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                    GLOBAL INDUSTRIAL TECHNOLOGIES, INC.


                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                    GPX CORP.


                                    By:
                                       --------------------------------------
                                       Name:
                                       Title: